Emerging Markets Growth Fund(SM)

Seeks Long-Term Growth of Capital By Investing in Companies Operating in Developing Countries Around the World

Semi-Annual Report
For the Six Months Ended December 31, 1999

[cover:  outline of the globe]



FELLOW SHAREHOLDERS:

The six months ended December 31 - the first half of our 2000 fiscal year - was a highly rewarding period for investors in Emerging Markets Growth Fund (EMGF). The value of the fund's shares rose 29.9%, assuming reinvestment of the income dividend of 98 cents a share that was paid in December.

These results outpaced by a wide margin the increase recorded for the period by the fund's principal benchmark, the unmanaged Morgan Stanley Capital International Emerging Markets Free (EMF) Index, which tracks stocks in 25 developing countries. For the half-year, the index was up 19.0%.*

*All percentage gain/loss figures are in U.S. dollars and include reinvestment of distributions unless otherwise indicated.

Looking back over the past 12 months, EMGF generated returns during calendar 1999 that were exceptional in absolute terms and superior to those recorded by the index. The 12-month gain was 77.9% versus 66.4% for the index.

The longer term comparisons are also favorable. For the five years ended December 31 - a period encompassing jarring selloffs as well as rallies - Emerging Markets Growth Fund had a total return of 58.3%, more than quintuple the 10.4% gain recorded by the EMF Index. For the 10 years ended December 31, the fund produced a return of 349.4%, or 16.2% annually, versus 185.1% for the index.

[begin side bar]
EMGF Total Returns vs. Morgan Stanley Capital International Emerging Markets Free (EMF) Index for periods ended 12/31/99 (with distributions reinvested)

                Emerging            Annualized         MSCI               Annualized
                Markets                                Emerging
                Growth Fund                            Markets
                (EMGF)                                 Free Index

12 Months       +77.9%              -                  +66.4%             -

3 Years         +46.6               +13.6%             +9.8               +3.2%

5 Years         +58.3               +9.6               +10.4              +2.0

10 Years        +349.4              +16.2              +185.1             +11.0


[end side bar]



A BROAD RECOVERY

In our 1999 annual report, we expressed the view that the bear market in our investment universe had probably reached bottom in the early autumn of 1998, and that the price weakness during that period would be looked back upon as an outstanding buying opportunity. The events of the past six months have served to reinforce that view.

The recovery that began more than a year ago broadened during the latter part of calendar 1999. Most of the markets represented in our portfolio registered gains, many in double digits. The advance was inspired by improving economic conditions and attractive valuations relative to earnings prospects. During the final weeks of the twentieth century, there was a growing realization that fears about the millennium date change had been overblown. Largely as a result, December turned out to be an especially good month in quite a few emerging markets.

EVALUATING OUR RESULTS

The unusually wide gap between the fund and its benchmark for the half-year can be traced to several factors. Relative to the EMF Index, EMGF was substantially overweighted in Turkey, by far the strongest market during the period, with an increase of 143%. Additionally, a number of our largest holdings did particularly well; six of the 10 largest (see table) registered six-month gains of more than 50%.

Another important contributing factor was EMGF's industry concentration. Relative to the index, the fund was overrepresented in telecommunications and technology stocks - areas of the market that moved sharply upward in many developing as well as developed countries. During the six months just ended, the majority of our telecommunications and technology holdings did very well, including our three largest positions: Telmex (+39%), Samsung Electronics (+120%) and Taiwan Semiconductor Manufacturing (+41%). Together, they account for some 15% of net assets. Over the past several years, the fund had built up its investments in these and other tech and telecom stocks, capitalizing on periods of declining prices, when valuations reached levels that we felt were appealing.

Although the fund's portfolio differs markedly from the structure of the EMF Index in terms of industry concentration, region by region it now matches up rather closely. The similarity in geographic diversification can be seen from the table on page 3. The portfolio, it should be noted, is managed with a bottom-up approach, without placing any emphasis on either geographic or industry concentration.


[begin side bar]
Ten Largest Equity Holdings

                                Percent of         Percent of Gain/Loss
                                Net Assets         for the Six Months
                                                   Ended 12/31/99*
                                                   (in U.S. Dollars)

Telefonos de Mexico

 (Telmex)                       5.90%              +39.30%

Samsung Electronics             4.61               +120.42

Taiwan Semiconductor

  Manufacturing                 4.29               +41.43

Turkiye  Is  Bankasi            2.70               +169.64

Yapi ve Kredi Bankasi           2.02               +113.66

Infosys Technologies            1.93               +298.24

Grupo Televisa                  1.66               +52.26

Banco Itau                      1.61               +67.03

Advanced Semiconductor

  Engineering                   1.32               + 15.63

Pohang Iron & Steel             1.31               -1.90


*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[end side bar]


A LOOK AHEAD

EMGF has used the recovery in share prices to take profits and trim back positions in a number of securities. They include successful investments - stocks that have risen to levels where we elected to realize our gains - and others that did not turn out as well as expected. We are still very positive about the prospects for the vast majority of companies in our portfolio.


[begin side bar]
Where The Fund's Assets Are Invested

                                                                                                            Market Value

                            Percent of Net Assets                               MSCI EMF Index/1/           of Holdings
                            --------------------                               -------------------          12/31/99

                            12/31/98       6/30/99       12/31/99      6/30/99          12/31/99            (in thousands)

Asia/Pacific

China                       .6%            .4%           .6%           .8%              .4%                 $151,642

Hong Kong                   .6             .7            1.3           -                -                   299,260

India                       4.8            5.5           7.8           7.5              8.4                 1,831,927

Indonesia                   2.0            3.0           2.8           2.3              1.7                 647,476

Malaysia                    .9             2.2           1.7           -/2/             -/2/                406,319

Pakistan                    .1             .1            .1            .3               .4                  16,311

Philippines                 3.1            2.4           1.4           1.8              1.2                 329,598

South Korea                 5.4            7.9           10.9          14.8/3/          13.9/3/             2,540,324

Sri Lanka                   .1             -             -             -                -                   5,967

Taiwan                      7.1            10.9          9.1           12.3/4/          11.0/4/             2,142,289

Thailand                    .7             .9            .6            3.8              3.0                 129,752

Vietnam                     -              -             -             -                -                   2,347

                            25.4            34.0         36.3          43.6             40.0                8,503,212

Latin America

Argentina                   8.6            4.7           3.1           2.4              2.1                 733,235

Brazil                      12.3           10.1          9.6           8.7              9.9                 2,250,195

Chile                       3.7            3.2           1.8           3.9              3.5                 420,004

Colombia                    -              -             -             .4               .4                  -

Ecuador                     -              -             -             -                -                   119

Mexico                      12.5           14.4          12.7          11.9             11.6                2,969,290

Panama                      1.0            .1            .1             -               -                   11,240

Peru                        1.7            1.1           1.1           .8               .7                  261,711

Venezuela                   .9             .9            .5            .8               .6                  120,415

                            40.7           34.5          28.9          28.9             28.8                6,766,209

Eastern Europe

Bulgaria                    .2             -             -             -                -                   3,759

Czech Republic              .5             .6            .5            .8               .6                  107,994

Hungary                     1.0            2.3           2.0           1.2              1.2                 465,835

Kazakhstan                  -              -             -             -                -                   1,193

Poland                      1.8            2.0           1.6           1.2              1.3                 380,325

Republic of Croatia         .9             .6            .4            -                -                   88,553

Russian                     1.2            2.0           1.7           2.0              2.5                 405,280
Federation/5/

Slovakia                    -              -             -             -                -                   3,949

Ukraine                     -              -             -             -                -                   1,031

                            5.6            7.5           6.2           5.2              5.6                 1,457,919

Other Markets

Botswana                    -              -             -             -                -                   4,048

Egypt                       .1             .1            .8            -                -                   179,407

Estonia                     -              .1            .1            -                -                   17,407

Ghana                       .1             .1            .1            -                -                   14,521

Greece                      2.6            1.5           1.1           6.2              6.5                 261,233

Israel                      .3             1.8           2.4           2.9              4.1                 570,970

Kenya                       -               -            -             -                -                   333

Mauritius                   .1             -             -             -                -                   7,316

Morocco                     .3             .2            .1            -                -                   31,373

Nigeria                     .1             -             -             -                -                   7,055

Portugal                    .9             .1            .2            -                -                   36,517

South Africa                4.7            5.6           6.5           11.0             10.8                1,514,065

Turkey                      3.9            5.2           9.8           2.1              4.1                 2,303,522

                            13.1           14.7          21.1          22.2             25.5                4,947,767

Multinational               1.9            2.6           2.7                                                641,197

Other/6/                    1.2            3.3           2.4                                                551,105

Cash & Equivalents          12.1           3.4           2.4                                                552,266

TOTAL                       100.0%         100.0%        100.0%                                             $23,419,675


/1/Morgan Stanley Capital International Emerging Markets Free (EMF) Index also includes Jordan (0.1% at 12/31/99 and 6/30/99). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.

/2/In November 1998, Malaysia was removed from the index.

/3/In September 1998, South Korea's weighting in the index was increased to reflect 100% of that country's market capitalization instead of 50%.

/4/In September 1996, Taiwan was added to the index; its weighting reflects 50% of that country's market capitalization.

/5/Includes investments in companies incorporated outside the region that have significant operations in the region.

/6/Includes stocks in initial period of acquisition. Also may include investments in markets where the holdings represent a percentage of net assets of less than 0.05%.
[end of side bar]


Many of them - Samsung Electronics and Taiwan Semiconductor are good examples - have become global competitors that happen to be based in a developing country. Others are world-class local or regional companies - Telmex is a case in point
- that compete effectively with multinationals in their local market.


[begin side bar]
Percent Change In Key Markets/1/

                               Six Months Ended 12/31/99

                               Expressed in       Expressed in

                               U.S. Dollars       Local Currency

Argentina                      7.6%               7.6%

Brazil (Free)/2/               40.9               45.0

Chile                          8.0                10.3

China (Free)/2/                -30.5              -30.4

Colombia                       4.3                11.5

Czech Republic                 0.1                2.0

Greece                         25.3               31.1

Hungary                        22.4               28.5

India                          36.9               37.4

Indonesia (Free)/2/            -8.3               -6.1

Israel                         27.2               29.5

Jordan                         5.0                4.8

Malaysia (Free)/2/,/3/         20.8               2.7

Mexico (Free)/2/               18.2               19.7

Pakistan                       40.0               40.8

Peru                           -0.8               3.6

Philippines (Free)/2/          -18.8              -14.0

Poland                         0.5                6.0

Russia                         48.5               -/4/

South Africa                   20.8               23.2

South Korea                    8.2                5.9

Sri Lanka                      21.0               20.4

Taiwan                         7.3                4.2

Thailand (Free)/2/             -7.0               -5.3

Turkey                         142.7              212.0

Venezuela                      -5.9               0.7



Emerging Markets

  Growth Fund                  29.9


/1/Including reinvestment. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.

/2/The fund is invested in the "free" Brazilian, Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.

/3/In November 1998, Malaysia was removed from the index.

/4/Index is quoted in U.S. dollars only.
[end side bar]


We are encouraged, too, by the economic outlook for most of the countries represented in our portfolio. In our judgment, their longer term prospects have never been in question. Now the near term outlook has brightened as well. Business conditions, while not yet back to normal, have generally improved, although the situation still varies from country to country. Having shaken off the worst effects of the maelstrom that engulfed emerging markets in 1997 and 1998, several governments are going through economic and financial restructurings and making serious efforts to initiate reforms that could lead to greater stability in the future.

Our perception of the fund's investment universe remains the same as it was prior to the turbulent '90s. We expect that most countries will continue to be characterized by impressive growth and offer potentially attractive investment opportunities that require intensive research. At the same time, our feeling is that many of these markets will remain highly volatile and vulnerable to sudden political changes, severe currency fluctuations and other shocks.

As we move into the new millennium, our plan is to continue researching companies aggressively, paying close attention to valuations and making every effort to capitalize on periodic price weakness in the marketplace. We believe, as strongly today as when the fund began, that patient investors who maintain a long-range perspective on their holdings should continue to be amply rewarded.

We have now had six months of experience with EMGF's new status as an open-end interval fund. This change has provided shareholders with an opportunity to redeem shares each month. From our standpoint, the open-end interval arrangement is off to a satisfactory start, with only moderate redemption activity. We hope you feel the same way. Additionally, the fund's controlled growth policy, which has been in place each year since 1993, continues to work well.

We look forward to reporting to you again in another six months.

Sincerely,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Nancy Englander
Nancy Englander
President

February 4, 2000

Here are the total returns and annual compound returns with all distributions reinvested for periods ended December 31, 1999 - 10 years: +349.39%, or +16.21% a year; 5 years: +58.32%, or +9.62% a year; 12 months: +77.93%.

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICES AND RETURNS WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

THE INVESTMENT LANDSCAPE

The geographic distribution of assets found in Emerging Markets Growth Fund's portfolio rarely reflects any determination on our part to invest more in one country or region. More often, it is the result of buy and sell decisions made on a stock-by-stock basis, based on intensive, proprietary research. We look for good companies, wherever they are. While the emphasis of our research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's six largest areas of concentration on December 31. The six account for about 60% of net assets. (Percentage changes for markets and stock prices are in U.S. dollars unless otherwise indicated.)

MEXICO (12.7% OF NET ASSETS)

Our largest single area of concentration, Mexico is recovering from the region's long recession. Employment and real wages have been rising. After experiencing increased inflationary pressures and a weaker peso in 1998, inflation has come down and the peso has been stable. Importantly, interest rates have continued to decline despite an opposite trend in the United States, which remains the country's biggest market for exports.

Francisco Labastida, the Institutional Revolutionary Party (PRI) candidate for the July presidential election, has made a good showing so far in the polls. A concerted effort is being made to engineer a smooth election without the uneasiness over the peso that has characterized Mexican elections in the past. Meantime, President Zedillo's administration is in the process of trying to organize trade agreements with Japan and the major European countries - a move aimed partly at dispelling fears of an overdependence on NAFTA-based commerce with the U.S.

A key point to bear in mind about the economic recovery is that it is being driven to a considerable extent by the private sector. In the past, the primary driving force often has been rising oil and commodity prices. While higher petroleum prices this past year benefited the government's finances, which remain heavily dependent on revenues from oil, other forces have had stronger impacts on the overall economy.

In this economic environment, the Mexican stock market has thrived, gaining 18% during the July-December period. Emerging Markets Growth Fund's largest Mexican holding, Telmex, rose 39%. Another sizable holding that did very well during the period was Grupo Televisa, which went up 52%; Televisa is Mexico's leading media company and the world's biggest producer of Spanish-language broadcasts.

SOUTH KOREA (10.9% OF NET ASSETS)

South Korea led Asia out of its severe slump more than a year ago, and its economy continues to perform admirably. Exports are increasing and the growth of gross domestic product is back on a faster track. Central to the country's progress has been a significant amount of corporate and financial sector restructuring. To accommodate it, monetary policy has kept short-term interest rates relatively low. The government also has put together a bond market stabilization package to cope with the aftermath of the Daewoo crisis, involving massive debt relief for the country's second-largest conglomerate.

The South Korean stock market climbed dramatically from 1998 to the middle of 1999. For the six months ended December 31, the gain was a more modest 8%. The relatively new KOSDAQ market, meanwhile, climbed 43%. Perhaps the main long-term impact of the buying interest shown in KOSDAQ stocks is the opportunity it provides for new entrepreneurial companies to gain access to equity capital.

The market's rise and the country's economic advance over the past year and a half have been paced chiefly by technology companies. On December 31, the fund owned shares in 21 Korean companies - almost half of which are technology related. Several of our Korean holdings recorded substantial gains for the fiscal half-year. The largest position, Samsung Electronics, exemplifies the type of globally competitive enterprise that appears throughout the portfolio. The world's biggest manufacturer of computer memory chips, Samsung has thoroughly restructured its workforce and the way it does business. The fund first began acquiring shares in 1991 and we have expanded our investment considerably since then. Currently our second-largest holding, Samsung soared 120% for the six months.

TURKEY (9.8% OF NET ASSETS)

Two devastating earthquakes, in August and November, took a huge toll in lives and inflicted an estimated $25 billion of damage in Turkey. The impact of the quakes helped the three-party coalition government, which took office in June, reach agreement on long-discussed major economic reforms.

Other significant developments during the half-year included a decision to privatize state-owned telephone and oil companies. The government also authorized international arbitration for disputes between the state and foreign investors and cut social security costs by raising the retirement age.

In December, the International Monetary Fund (IMF) expressed its approval of the country's economic program, announcing a $4 billion standby loan agreement. This gave the government confidence to establish a nominal anchor for its currency, a move that was made to help reduce inflation and combat the recession by lowering interest rates and encouraging consumption. We expect that the beneficiaries will include large retail banks able to operate very profitably in a lower interest rate environment. Emerging Markets Growth Fund owns shares in four banks, all of which recorded huge gains for the fiscal
half-year - Turkiye Is   Bankasi (+170%), Yapi ve Kredi Bankasi (+114%),
Turkiye Garanti Bankasi (+103%) and Akbank Turk (+101%).

We also anticipate that well-managed consumer goods companies are likely to benefit from lower rates. In that category, our investments include Koc Holding, a conglomerate that makes a wide range of products, from autos to appliances (+194%); and Migros Turk, a supermarket chain (+56%).

The Turkish market has a history of fluctuating widely. A year ago, it was one of the weakest markets represented in our portfolio. The 143% gain for the final six months of 1999 was fueled by lower interest rates, positive economic reforms, low valuations relative to the earnings outlook and by the prospect of membership in the European Union.

BRAZIL (9.6% OF NET ASSETS)

Brazil has made encouraging progress in recent months. The economy shows clear signs of emerging from recession. Industrial and telecommunications companies have stepped up their hiring. Real interest rates have come down, exports have increased, and the current-account deficit has narrowed. Although from time to time inflationary pressures have threatened to intensify, the runaway inflation predicted in some quarters after Brazil's devaluation a year ago has not materialized. In fact, the devaluation has helped the global competitiveness of numerous manufacturers. Responding to favorable economic developments, the real strengthened during the latter part of the July-December fiscal period, as did the Brazilian stock market; for the six months it registered a gain of 41%.

Capitalizing on the upswing in share prices, the fund has continued to take profits in a number of Brazilian holdings that have been in the portfolio for some time. This has had the effect of reducing our overall exposure in Brazil; as recently as 1998, it was our largest single area of concentration.

We remain very positive about the long-term outlook for the country and continue to research investment opportunities there aggressively. Currently, the fund owns shares in 34 Brazilian companies, nearly all of which recorded gains for the half-year. These holdings include Banco Itau (+67%), one of the country's biggest banks; Cervejaria Brahma (+24%), Latin America's largest brewer; and several firms spun off from Telecomunicacoes Brasileiras (Telebras) at the time of its privatization in 1998.

The major challenges confronting Brazil have not changed. At the top of the list: accelerating the pace of growth while keeping inflation under control, maintaining a stable currency and reforming the country's pension system and tax code. There is concern that reforms may prove difficult to achieve in a highly charged political atmosphere leading up to municipal elections in October.

President Cardoso's administration has been playing a key role in the effort under way to promote recovery and greater economic stability throughout Latin America. An important focus of this endeavor is the stimulation of trade within Mercosur, the region's principal trading block. Exports not only in Brazil but also in other Mercosur countries have fallen significantly during the recession.

TAIWAN (9.1% OF NET ASSETS)

The crippling earthquake that struck Taiwan this past September caused computer equipment factories to stop production for several weeks. Since then, the country in general and its chip manufacturing industry in particular have been recovering from the quake somewhat faster than many experts had predicted. At most factories, production was back on schedule or close to it before the end of 1999. The expectation now is that the country could be given an economic boost as the result of the massive reconstruction effort that will be needed to repair damaged buildings, bridges and other structures.

The Taiwanese stock market - which is dominated by semiconductor and other technology firms - also has rallied since declining in the aftermath of the quake. For the July-December period, it rose 7%. Its upward movement was helped by a government decision in November to ease investment restrictions for foreign fund investors. This had the effect of doubling the limits on foreign investment and was a response to Morgan Stanley Capital International's decision to double the weighting of Taiwan shares in the EMF Index by May 31, 2001.

Emerging Markets Growth Fund holds shares in 18 Taiwanese companies, mainly technology-related. Taiwan Semiconductor - the world's largest semiconductor foundry - which we first began acquiring in 1995, remains our biggest Taiwanese investment; the stock was up 41% for the half-year. Two other substantial technology investments are Advanced Semiconductor Engineering (+16%), which manufactures testing equipment; and Asustek, a producer of computer motherboards, notebook computers and telecommunications equipment; its shares declined 6% for the period.

INDIA (7.8% OF NET ASSETS)

Historically, domestic demand has driven India's economy and its stock market. Until 1992, no foreign investment was allowed. These days, however, encouraging foreign investors is becoming a high priority. As part of its successful campaign platform, the recently re-elected Bharatiya Janata Party (BJP) government -the nation's first continuing majority - has said it will speed privatization of state-owned companies and open the insurance industry to outsiders. It also has vowed to make investments in Indian companies more attractive by cutting the nation's budget deficit and improving its physical infrastructure.

These welcome sentiments, coupled with lower inflation, helped push the Indian market up 37% for the six months ended December 31. Among major holdings that did astonishingly well: Infosys (+298%), which provides low-cost, quality software to corporations around the world; and Zee Telefilms (+648%), the nation's leading producer of Hindi television programming. Zee is also a dominant force in cable and satellite TV, and plans to leverage this business to provide Internet services to nearly 5 million customers.

Looking ahead, it would appear that prospects for the Indian market will depend heavily on the BJP's progress toward achieving its goals. Ongoing troubles with Pakistan - seen again in the week-long Air India hijacking drama at the end of December - could prove to be a distraction. Likewise, state elections early next year may slow reformist zeal if voters indicate distaste for measures such as cutting social spending and closing inefficient plants.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund was organized nearly 15 years ago by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. The fund started with $50 million in assets, 13 institutional shareholders and a small portfolio of stocks representing four markets. Today it has more than 400 times that amount of assets, together with over 700 shareholders - many of whom have been with us for quite a few years - and a portfolio of securities representing nearly 400 companies based in over 40 nations. As the fund has grown, its adviser has steadily expanded its research activities in developing countries and devoted increased resources to the task of managing emerging markets investments.

Capital International, Inc., a subsidiary of Capital Group International, Inc., is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. The organization has been involved in international investing since the 1950s. Its investment management affiliates employ a value-oriented, research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 100 investment professionals based on three continents. These professionals include analysts and portfolio counselors, born in over 30 countries, who speak a variety of languages. They travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies, including hundreds of firms based in less-developed countries. Currently more than 30 analysts cover emerging markets, compared with four when EMGF began.

This extensive research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including Emerging Markets Growth Fund - an important competitive edge.

EMERGING MARKETS GROWTH FUND
Investment Portfolio, December 31, 1999


                                        Equity  Securities
                                         Common Preferred Convertible    Percent of
Industry Diversification                 Stocks    Stocks    Bonds Bonds Net Assets
   Diversified Telecommunications         13.90%     1.07%       -  0.04%  15.01%
    Services
   Electronic Components                  13.22      0.16        -     -   13.38
   Banking                                11.22      1.78        -     -   13.00
   Beverages & Tobacco                     5.17      1.57        -     -    6.74
   Wireless Telecommunication              3.32      1.81        -  0.01    5.14
    Services
   Energy Sources                          4.19      0.36     0.08%    -    4.63
   Broadcasting & Publishing               3.53      0.01        -  0.02    3.56
   Other Industries                       33.02      1.66     0.33  1.18   36.19
                                          87.57%     8.42%   41.00% 1.25%  97.65
   Short Term Securities                                                    2.81
   Excess of payables over                                                 (0.46)
    cash and receivables
   Net Assets                                                             100.00%



Emerging Markets Growth Fund
Investment Portfolio, December 31, 1999
                                                             Number of          (Unaudited)
                                                             Shares or   Market   Percent
EQUITY SECURITIES                                            Principal    Value    of Net
(Common and preferred stocks, convertible                       Amount     (000)   Assets
debentures, and options)
--------------------------------------------                  -------- --------  --------

ARGENTINA - 2.86%
Banco de Galicia y Buenos Aires SA, Class B                   3,469,530  $17,246
Banco de Galicia y Buenos Aires SA, Class B (ADR)             4,366,249   86,506      0.44
Banco Frances del Rio de la Plata SA                            743,100    5,871
Banco Frances del Rio de la Plata SA (ADR)                      955,410   22,631      0.12
Banco Rio de la Plata SA, Class B (ADR)                       3,993,600   48,672      0.21
BI SA  (acquired 10/21/93, cost: $5,755,000) (1)              6,130,000    7,613      0.03
CEI Citicorp Holdings SA, Class B (2)                           120,770      441      0.00
Hidroneuquen SA (acquired 11/11/93, cost:                    28,047,311   14,034      0.06
 $29,111,000) (1) (2)
IRSA Inversiones y Representaciones SA  (3)                   6,645,364   21,535
IRSA Inversiones y Representaciones SA (GDR) (3)                884,428   28,523
IRSA Inversiones y Representaciones SA                       $3,400,000    3,740      0.23
4.5% convertible bond August 2, 2003 (acquired
 5/28/97, cost: $3,982,000) (1)(3)
Nortel Inversora SA, Class A preferred, (ADR)                   625,231    8,153
(acquired 11/24/92, cost: $4,136,000) (1)
Nortel Inversora SA, Class B preferred, (ADR)                 1,630,740   31,596      0.17
Quilmes Industrial SA, preferred shares (ADR)                 2,157,900   25,760      0.11
Telecom Argentina STET-France Telecom SA, Class B             2,830,865   19,480
Telecom Argentina STET-France Telecom SA,                     3,806,200  130,362      0.64
 Class B (ADR)
Telefonica de Argentina SA, Class B (3)                       4,687,600   14,393
Telefonica de Argentina SA, Class B (ADR) (3)                 5,944,900  183,549      0.85
                                                                       -------------------
                                                                         670,105      2.86
                                                                       -------------------


BOTSWANA - 0.02%
Sechaba Breweries Ltd.                                        3,577,700    4,048      0.02
                                                                       -------------------


BRAZIL - 9.18%
Banco Itau SA, preferred nominative                       4,384,517,000  376,718      1.61
Banco Nacional SA, ordinary nominative (2)                    2,500,000       -
Banco Nacional SA, preferred nominative (2)                 215,940,814       -       0.00
Banco Real de Investimento SA, preferred nominative           4,694,000    7,312      0.03
Bompreco SA Supermercados do Nordeste,                          524,800    3,937      0.02
preferred nominative (GDR)
Brasmotor SA, preferred nominative                           27,624,932    3,879      0.02
Cia. Cervejaria Brahma, ordinary nominative (ADR)                11,224      105
Cia. Cervejaria Brahma, preferred nominative (ADR)           18,301,060  256,215      1.10
Cia. de Eletricidade do Estado do Rio de Janeiro -       34,071,062,325   10,388      0.04
CERJ, ordinary nominative  (2)
Cia. de Tecidos Norte de Minas - COTEMINAS,                   2,777,384      162
ordinary nominative
Cia. de Tecidos Norte de Minas - COTEMINAS,                     535,000    2,408
ordinary nominative (GDR)
Cia. de Tecidos Norte de Minas - COTEMINAS,                  98,562,466    9,014      0.05
preferred nominative
Cia. Energetica de Minas Gerais - CEMIG,                      4,181,101   93,552
preferred nominative (ADR)
Cia. Energetica de Minas Gerais - CEMIG,                        446,426    9,989      0.44
preferred nominative (ADR) (acquired 6/21/96,
cost: $9,168,000)(1)
Cia. Paranaense de Energia - COPEL, Class B,                    703,398    6,550      0.03
preferred nominative (ADR)
Cia. Vale do Rio Doce, ordinary nominative                       89,700    2,088
Cia. Vale do Rio Doce, preferred nominative (ADR)             5,638,037  155,046      0.67
Consorcio Real Brasileiro de Administracao SA,                1,429,000    1,465      0.01
Class F, preferred nominative
Embratel Participacoes SA, preferred nominative               3,656,715   99,645      0.43
GP Capital Partners, LP (acquired 1/28/94,                       27,000   16,584      0.07
cost: $18,651,000)(1)
Itausa - Investimentos Itau SA                               88,905,000   92,158      0.39
Petroleo Brasileiro SA - PETROBRAS                            3,324,780   83,951      0.36
REALPAR Participaco, Class A, preferred nominative                3,000        3      0.00
REAL SA Participaco e Administracao, Class A,                     3,000        3      0.00
preferred nominative
SA White Martins                                             18,212,078   12,821      0.06
Souza Cruz SA, ordinary nominative                            2,996,300   22,190      0.10
Tele Celular Sul Participacoes SA, ordinary                 154,223,600      336
nominative (2)
Tele Celular Sul Participacoes SA, preferred                  1,300,900   41,304      0.18
nominative (ADR)
Tele Centro Oeste Celular Participacoes SA,                   3,092,000        5
ordinary nominative
Tele Centro Oeste Celular Participacoes SA,                   4,067,425   26,438      0.11
preferred nominative (ADR)
Tele Centro Sul Participacoes SA, preferred                      61,800    5,608      0.02
nominative (ADR)
Telecomunicacoes Brasileiras SA                                 511,300   65,702
Telecomunicacoes Brasileiras SA, preferred                          200      781      0.28
nominative (ADR), purchased call option, expires
February 1, 2000 (2)
Telecomunicacoes de Sao Paulo SA - Telesp,                   36,190,561    1,946
ordinary nominative (2)
Telecomunicacoes de Sao Paulo SA - Telesp,                  778,190,710   61,686      0.27
preferred nominative (2)
Tele Leste Celular Participacoes SA, ordinary                 3,435,300        2
nominative (2)
Tele Leste Celular Participacoes SA, preferred                  281,647   11,970      0.05
nominative (ADR)
Telemig Celular Participacoes SA, ordinary                    9,071,600       18
nominative (2)
Telemig Celular Participacoes SA, preferred                     923,158   42,638
nominative (ADR)
Telemig Celular Participacoes SA, Class C,                  385,295,000    7,035      0.21
preferred nominative (2)
Tele Nordeste Celular Participacoes SA, ordinary              3,092,000        6
nominative (2)
Tele Nordeste Celular Participacoes SA, preferred               462,201   23,341      0.10
nominative (ADR)
Tele Norte Celular Participacoes SA, ordinary                 8,728,300        8
nominative (2)
Tele Norte Celular Participacoes SA, preferred                  126,642    5,438      0.02
nominative (ADR)
Tele Norte Leste Participacoes SA, ordinary                     342,700        6
nominative (2)
Tele Norte Leste Participacoes SA, preferred                    309,000    7,880      0.03
nominative (ADR)
Telesp Celular Participacoes SA, ordinary nominative         26,137,300      248
Telesp Celular Participacoes SA, preferred                    4,793,930  203,143      0.87
nominative (ADR)
Telesp Participacoes SA, ordinary nominative (2)             97,424,516    1,329
Telesp Participacoes SA, preferred nominative (2)         1,276,369,452   30,070
Telesp Participacoes SA, preferred nominative (ADR) (2)       2,324,769   56,812      0.38
Tele Sudeste Celular Participacoes SA, ordinary             148,587,600      593
nominative (2)
Tele Sudeste Celular Participacoes SA, preferred              1,095,594   42,523      0.18
nominative (ADR)
Unibanco-Uniao de Bancos Brasileiros SA, units (2)        1,302,252,000   86,624
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)          5,316,650  160,164      1.05
                                                                       -------------------
                                                                       2,149,837      9.18
                                                                       -------------------


CHILE - 1.79%
Antofagasta Holdings PLC                                      4,905,330   34,074      0.15
Compania Cervecerias Unidas SA (ADS)                          1,274,500   40,864      0.17
Compania de Telecomunicaciones de Chile SA (ADR)              5,658,254  103,263      0.44
Distribucion y Servicio D&S SA (ADR)                          1,715,700   33,242      0.14
Embotelladora Andina SA, Class A, preferred (ADR)             3,178,650   56,620
Embotelladora Andina SA, Class B, preferred (ADR)             2,067,200   30,233      0.37
Empresa Nacional de Electricidad SA (ADR)                     6,614,718   93,846      0.40
Linea Aerea Nacional Chile SA (ADS)                           1,019,700    7,711      0.03
Santa Isabel SA (ADR) (2) (3)                                 1,171,100   11,418      0.05
Sociedad Quimica y Minera de Chile SA, Class A (ADR)             15,125      476
Sociedad Quimica y Minera de Chile SA, Class B (ADR)            261,600    8,257      0.04
                                                                       -------------------
                                                                         420,004      1.79
                                                                       -------------------


CHINA - 0.65%
China Eastern Airlines Corp. Ltd., Class H (2)               41,520,000    4,914
China Eastern Airlines Corp. Ltd., Class H (ADR) (2)            175,700    1,977      0.03
China Telecom (Hong Kong) Ltd. (2)                           14,517,900   90,772      0.39
Huaneng Power International, Inc., Class N (ADR) (2)          1,498,800   15,831      0.07
Jiangsu Expressway Co. Ltd. (2) (3)                          91,034,000   14,874      0.06
Ng Fung Hong Ltd.                                            21,698,500   11,166      0.05
Shandong International Power Development                     85,561,000    12,10      0.05
Co. Ltd. (Hong Kong) (2) (3)
                                                                       -------------------
                                                                         151,642      0.65
                                                                       -------------------


REPUBLIC OF CROATIA - 0.38%
PLIVA d.d. (GDR)                                              6,730,088   87,827      0.38
                                                                       -------------------


CZECH REPUBLIC - 0.46%
CESKE RADIOKOMUNIKACE AS (GDR) (2)                            1,178,300   43,008      0.18
SPT TELECOM, a.s. (2)                                         4,023,940   64,986      0.28
                                                                       -------------------
                                                                         107,994      0.46
                                                                       -------------------


ECUADOR - 0.00%
La Cemento Nacional SA (GDR)                                      2,376      119      0.00
                                                                       -------------------


EGYPT - 0.77%
AL-Ahram Beverages Co. (GDR) (3)                              1,049,600   20,730      0.09
Mobinil - Egyptian Mobile Services (2)                        3,459,000  158,677      0.68
                                                                       -------------------
                                                                         179,407      0.77
                                                                       -------------------


ESTONIA - 0.07%
AS Eesti Telekom (GDR)                                          845,000   17,407      0.07
                                                                       -------------------


GHANA - 0.06%
Ashanti Goldfields Co. Ltd.                                     698,714    2,096
Ashanti Goldfields Co. Ltd. (GDR)                               170,747      448
Ashanti Goldfields Co. Ltd. 5.50% exchangeable              $15,970,000   11,977      0.06
note March 15, 2003
                                                                       -------------------
                                                                          14,521      0.06
                                                                       -------------------


GREECE - 1.12%
Alpha Credit Bank (2)                                           448,100   35,234      0.15
Aluminium de Grece SAIC                                         454,865   22,149      0.10
Hellenic Bottling Co. SA                                      3,369,910   78,371      0.34
Hellenic Telecommunications Organization SA                   6,723,000   80,256      0.34
Panafon Hellenic Telecommunications Co. SA                      198,600    2,677      0.01
Stet Hellas Telecommunications SA (ADR) (2)                   1,394,950   42,546      0.18
                                                                       -------------------
                                                                         261,233      1.12
                                                                       -------------------


HONG KONG - 1.28%
China Resources Enterprise, Ltd.                             14,196,800   22,739      0.10
COSCO Pacific Ltd.                                           65,751,000   54,560      0.23
First Pacific Co. Ltd.                                       86,492,635   66,763      0.29
Legend Holdings Ltd.                                         61,699,100  153,196      0.65
New World China Land Ltd. (Cayman Islands) (2)                5,413,400    2,002      0.01
                                                                       -------------------
                                                                         299,260      1.28
                                                                       -------------------


HUNGARY - 1.99%
Gedeon Richter Ltd.                                             656,300   43,154      0.18
Graboplast Textil- es Muborgyarto Rt (2)                        141,200    1,285      0.01
Magyar Tavkozlesi Rt.                                        35,128,660  245,995
Magyar Tavkozlesi Rt. (ADR)                                   1,417,500   51,030      1.27
MOL Magyar Olaj- es Gazipari Rt. (3)                          5,153,891  107,050
MOL Magyar Olaj- es Gazipari Rt. (GDR)  (3)                     824,800   17,321      0.53
                                                                       -------------------
                                                                         465,835      1.99
                                                                       -------------------


INDIA - 7.82%
Asea Brown Boveri Ltd.                                          513,950    2,954      0.01
Asea Brown Boveri Management Ltd. (2)                           513,950      436      0.00
Asian Paints (India) Ltd.                                       231,300    1,968      0.01
Bajaj Auto Ltd.                                               4,808,150   36,373
Bajaj Auto Ltd. (GDR)                                           436,800    4,204      0.17
Bharat Petroleum Corp. Ltd.                                   5,017,700   45,297      0.19
Carrier Aircon Ltd.                                             911,500    2,515      0.01
Castrol India Ltd.                                            4,329,200   30,376      0.13
Credit Rating Information Services of India                      15,000      236      0.00
Cummins India Ltd.                                            1,850,000   24,332      0.10
Essar Steel Ltd. (2)                                                300        0      0.00
Essel Packaging Ltd.                                             17,000      235      0.00
Flex Industries Ltd. (2)                                         88,998       46      0.00
Grasim Industries Ltd.                                               62        1      0.00
HDFC Bank Ltd. (2)                                            5,335,452   19,556      0.08
Hindustan Lever Ltd.                                          3,805,300  196,871      0.84
Hindustan Petroleum Corp. Ltd.                                5,324,706   22,406      0.10
Housing Development Finance Corp. Ltd.                        2,943,000   19,354      0.08
Indian Aluminium Co., Ltd.                                          100        0      0.00
Indian Rayon and Industries Ltd.                                943,875    2,510
Indian Rayon and Industries Ltd. (GDR)                          384,200    1,047      0.02
Industrial Credit and Investment Corp. of India Ltd.          3,928,330    8,310      0.04
Infosys Technologies Ltd.                                     1,345,815  449,211
Infosys Technologies Ltd. (ADR)                                   8,500    2,805      1.93
Ispat Industries Ltd. 3.00% convertible                     $3,999,000       880      0.00
Eurobond April 1, 2001
I.T.C. Ltd.                                                     143,547    2,195      0.01
LML Ltd.                                                          5,800        9      0.00
Madras Cements Ltd.                                              22,000    3,529      0.02
Mahanagar Telephone Nigam Ltd.                               28,814,650  127,874
Mahanagar Telephone Nigam Ltd. (GDR)                            734,600     8,33      0.58
Mahindra & Mahindra Ltd.                                      2,505,516   24,197
Mahindra & Mahindra Ltd. (GDR)                                1,013,566   11,302      0.15
Master Gain Scheme (2)                                           75,400       24      0.00
Max India Ltd.                                                  109,847      821
Max India Ltd. 12.50% nonconvertible                        INR 41,957       211      0.00
debenture March 2, 2004 (2)
Motor Industries Co. Ltd.                                       127,150   14,618      0.06
Nicholas Piramal India Ltd. (3)                               1,885,700   32,459      0.14
Ranbaxy Laboratories Ltd.                                     2,335,900   49,575
Ranbaxy Laboratories Ltd. (GDR)                               1,158,950   25,612      0.32
Raymond Woollen Mills Ltd.                                          200        0      0.00
Reliance Industries Ltd.                                     14,347,985   77,101
Reliance Industries Ltd. (GDR)                                  811,050   11,760      0.38
Satyam Computer Services Ltd.                                   323,500   16,358      0.07
Smithkline Beecham Corp. (USA)                                1,262,700   15,025      0.07
State Bank of India                                           6,779,650   35,036
State Bank of India (GDR)                                         2,600       32      0.15
Tata Engineering and Locomotive Co. Ltd.                         77,400      358      0.00
Tata Infotech Ltd. (2)                                          307,500    6,241      0.03
Tata Iron & Steel Co. Ltd.                                    1,282,700    4,176      0.02
TVS-Suzuki Ltd.                                                 406,950    5,044      0.02
United Phosphorus Ltd.                                              300        1      0.00
Videsh Sanchar Nigam Ltd.                                     1,247,264   51,851
Videsh Sanchar Nigam Ltd. (GDR)                               1,429,250   35,445      0.38
Wipro Corp. Ltd.                                              3,448,020  206,199      0.88
Zee Telefilms Ltd.                                            7,745,000  194,613      0.83
                                                                       -------------------
                                                                       1,831,927      7.82
                                                                       -------------------


INDONESIA - 2.68%
APP Finance (VI) Mauritius Ltd. 0% convertible                  $38,000        7
preferred bond November 18, 2012
APP Finance (VII) Mauritius Ltd. 3.50% convertible           $6,180,000    4,511
bond April 30, 2003 (acquired 4/23/98, cost:
$6,180,000) (1)
APP Finance (VII) Mauritius Ltd. 3.50% convertible              $88,000       64      0.02
bond April 30, 2003
APP Global Finance (V) Ltd. 1.75% convertible                  $150,000      163
bond July 1, 2000 (acquired 7/30/99, cost:
$147,000) (1)
APP Global Finance (V) Ltd. 1.75% convertible                  $142,000      155      0.00
bond July 1, 2000
Asia Pulp & Paper Co. Ltd (ADR) (2)                          10,266,900   80,852
Asia Pulp & Paper Co. Ltd (ADR), warrants,                      554,860      520      0.35
expire July 27, 2000 (2)
PT Astra International (2)                                  114,903,800   61,776      0.26
Gulf Indonesia Resources Ltd. (2)                             2,626,200   21,338      0.09
PT Hanjaya Mandala Sampoerna Tbk (2)                         44,547,000  113,523      0.48
PT Indah Kiat Pulp & Paper Corp. Tbk (2)                    243,671,100   96,071      0.41
PT Indofood Sukses Makmur Tbk (2) (3)                       116,668,900  146,359      0.62
PT Indo-Rama Synthetics (2) (3)                              36,019,400    8,392      0.04
PT Pabrik Kertas Tjiwi Kimia (2)                             11,653,272    3,801
PT Pabrik Kertas Tjiwi Kimia, warrants, expire                  410,175       71      0.02
July 15, 2002 (2)
Perusahaan Perseroan (Persero) PT                           157,920,540   89,998
Telekomunikasi Indonesia, Class B
Perusahaan Perseroan (Persero) PT                                84,564      930      0.39
Telekomunikasi Indonesia, Class B (ADR)                                -------------------
                                                                         628,531      2.68
                                                                       -------------------


ISRAEL - 2.44%
Bank Hapoalim Ltd.                                           20,855,100   65,067      0.28
Bank Leumi le-Israel B.M.                                    64,681,500  136,303      0.58
"Bezeq" The Israel Telecommunication Corp. Ltd. (2)           3,753,600   18,734      0.08
ECI Telecom Ltd.                                              1,031,400   32,618      0.14
First International Bank of Israel Ltd. - (1)                 2,967,783    3,936
First International Bank of Israel Ltd. - (5)                 1,489,600   10,092      0.06
Galileo Technology Ltd. (2)                                   1,200,400   28,960      0.12
Koor Industries Ltd.                                            186,500   18,661      0.08
Matav-Cable Systems Media Ltd. (2)                              364,200   10,546
Matav-Cable Systems Media Ltd. (ADR) (2)                        171,375    9,940      0.09
Metalink Ltd. (2)                                               187,000    3,810      0.02
Orbotech Ltd. (3)                                             1,495,200  115,878      0.49
Partner Communications Co. Ltd. (ADR) (2)                     2,958,300   76,546      0.33
Sapiens International Corp. NV  (2) (3)                       1,629,000   26,777      0.11
Tower Semiconductor Ltd.  (2) (3)                             1,197,900   13,102      0.06
                                                                       -------------------
                                                                         570,970      2.44
                                                                       -------------------


KAZAKHSTAN - 0.01%
JSC Kazkommertsbank (ADR) (acquired 9/10/97,                    151,800    1,193      0.01
cost: $3,585,000)(1) (2)
                                                                       -------------------


KENYA - 0.00%
Kenya Commercial Bank Ltd.                                      768,000      333      0.00
                                                                       -------------------




MALAYSIA - 1.73%
Amway (Malaysia) Holdings Bhd.                                1,721,200    4,462      0.02
APM Automotive Holdings Bhd. (2)                                568,500      323      0.00
Commerce Asset-Holding Bhd.                                  22,559,000   57,882      0.25
Guinness Anchor Bhd.                                          7,028,000    7,768      0.03
Hap Seng Consolidated Bhd.                                   13,566,100    9,211      0.04
IJM Corp. Bhd.                                               12,162,714    9,858      0.04
IOI Corp. Bhd.                                               25,909,500   15,682      0.07
Malayan Banking Bhd.                                         15,704,800   55,793      0.24
Malaysian Pacific Industries Bhd.                             1,042,800    6,723      0.03
Nestle (Malaysia) Sdn. Bhd.                                   5,548,100   23,944      0.10
Oriental Holdings Bhd.                                        6,736,820   14,715      0.06
Road Builder (M) Holdings Bhd. (2)                            5,888,000    8,406      0.04
Rothmans of Pall Mall (Malaysia) Bhd.                         4,293,500   32,766      0.14
Sime Darby Bhd.                                              29,595,000   37,539      0.16
Sime UEP Properties Bhd.                                      2,448,700    3,448      0.01
Star Publications (Malaysia) Bhd.                             2,365,000    6,659      0.03
Tan Chong Motor Holdings Bhd.                                 3,790,000    1,596      0.01
Telekom Malaysia Bhd.                                        10,515,000   40,676      0.17
UMW Holdings Bhd.                                             6,475,859   12,100
UMW Holdings Bhd., warrants, expire                             574,819      393      0.05
January 26, 2000 (2)
Warisan TC Holdings Bhd. (2)                                    189,500      126      0.00
YTL Corp. Bhd. (2)                                           37,718,850   53,104      0.23
YTL Power International Bhd.                                  3,782,400    3,145      0.01
                                                                       -------------------
                                                                         406,319      1.73
                                                                       -------------------


MAURITIUS - 0.03%
State Bank of Mauritius                                      10,927,000    7,316      0.03
                                                                       -------------------

MEXICO - 12.48%
Apasco, SA de CV                                              9,567,645   59,772      0.26
Carso Global Telecom, SA de CV (2)                            6,128,400   57,656      0.25
Cemex, SA de CV (2)                                          26,858,651  150,477
Cemex, SA de CV, ordinary participation                      21,361,108  119,676
certificates, units (2)
Cemex, SA de CV, ordinary participation                         498,505   13,896
certificates, units (ADR)
Cemex, SA de CV, warrants, expire December 13, 2002 (2)       3,013,000    2,548      1.22
Cifra, SA de CV, Class C (2)                                 41,813,634   79,738
Cifra, SA de CV, Class V (2)                                 68,138,691  136,998
Cifra, SA de CV, Class V (ADR) (2)                            1,701,712   34,353      1.07
Coca-Cola FEMSA, SA de CV, Class L (ADR)                      1,745,600   30,657      0.13
Consorcio International Hospital, SA de CV,                      23,970    5,323      0.02
convertible preferred (acquired 9/25/97, cost:
$4,827,000) (1)(2)
Controladora Comercial Mexicana, SA de CV, units             28,172,870   37,822      0.16
Corporacion Interamericana de Entretenimiento,                2,446,100    9,787      0.04
SA de CV (2)
Fomento Economico Mexicano, SA de CV                          7,552,600   33,771
(formerly Grupo Industrial Emprex)
Fomento Economico Mexicano, SA de CV (ADR)                    3,828,560  170,371      0.87
Grupo Carso, SA de CV, Class A, ordinary                      1,837,800    9,170      0.04
participation certificates (2)
Grupo Financiero BBV Probursa, SA de CV, Class B  (2) (3)    64,314,331    9,246      0.04
Grupo Financiero Bancomer, SA de CV,                      MXN5,750,000       607      0.00
Series L2, 25.387% convertible subordinated
debentures May 16, 2002
Grupo Industrial Bimbo, SA de CV                              6,713,000   15,008      0.06
Grupo Industrial Maseca, SA de CV, Class B (ADR)                585,200    4,243      0.02
Grupo Mexico, SA de CV, Class B                               2,617,300   12,989      0.06
Grupo Televisa, SA, ordinary participation                      295,000    9,979
certificates (2)
Grupo Televisa, SA, ordinary participation                    5,558,719  379,383
certificates (ADR) (2)
Grupo Televisa, SA (GDR), purchased put option,                     570        9      1.66
expires February 1, 2000 (2)
Industrias Penoles, SA de CV (2)                                906,200    2,615      0.01
Kimberly-Clark de Mexico, SA de CV                           36,075,800  140,146      0.60
Pepsi-Gemex, SA de CV (GDR) (2)                               1,178,300    7,585      0.03
Telefonos de Mexico, SA de CV, Class A                        9,137,500   51,773
Telefonos de Mexico, SA de CV, Class A (ADR)                     71,000      391
Telefonos de Mexico, SA de CV, Class L                       13,706,250   76,790
Telefonos de Mexico, SA de CV, Class L (ADR)                 11,127,6001,251,855
Telefonos de Mexico, SA de CV (ADR),                                200       11      5.90
purchased put option , expires January 21, 2000 (2)
TV Azteca, SA de CV (ADR)                                       489,785    4,408
TV Azteca, SA de CV (ADR) (acquired 7/2/99,                     512,839    4,616      0.04
cost: $2,564,000)(1)
                                                                       -------------------
                                                                       2,923,669     12.48
                                                                       -------------------


MOROCCO - 0.13%
Banque Commerciale du Maroc                                      35,443    3,527      0.01
Cimenterie de l'Oriental, Class A                               100,641   10,267      0.04
ONA SA                                                           56,000    6,521      0.03
Societe des Brasseries du Maroc                                  23,432    5,014      0.02
Wafabank, Class A                                                58,000    6,044      0.03
                                                                       -------------------
                                                                          31,373      0.13
                                                                       -------------------


NIGERIA - 0.03%
United Bank for Africa (GDR) (3)                                425,000    7,055      0.03
                                                                       -------------------


PAKISTAN - 0.07%
Chakwal Cement Co. Ltd. (GDR) (2)                               891,111               0.00
Engro Chemical Pakistan Ltd.                                  3,010,668    7,296      0.03
Hub Power Co. Ltd. (GDR) (2)                                    553,328    5,257      0.02
Pakistan Telecommunication Corp. (GDR)                          104,400    3,758      0.02
                                                                       -------------------
                                                                          16,311      0.07
                                                                       -------------------


PERU - 1.12%
Banco Continental                                            12,533,937    7,541      0.03
Cementos Lima SA                                                683,611   11,267      0.05
Compania de Minas Buenaventura SA, Class B                      995,485    8,062
Compania de Minas Buenaventura SA, Class B (ADR)              1,297,967   20,849      0.13
Credicorp Ltd.  (3)                                           6,719,862   80,638      0.34
Minsur SA-Trabajo                                             3,752,622    7,758      0.03
Tecsur SA (2)                                                   720,734      164      0.00
Telefonica del Peru SA, Class B (ADR)                         9,378,100  125,432      0.54
                                                                       -------------------
                                                                         261,711      1.12
                                                                       -------------------


PHILIPPINES - 1.41%
Ayala Corp.                                                 139,629,309   40,812
Ayala Corp., Class B (GDS)                                    1,390,435    4,064      0.19
Ayala Land, Inc.                                            225,691,062   58,950
Ayala Land, Inc. 6.00% convertible bond March 19, 2002   PHP260,000,000    6,144      0.28
Bacnotan Consolidated Industries, Inc.                        1,134,200      451
Bacnotan Consolidated Industries, Inc. 5.50%                    283,000      102
convertible Eurobond June 21, 2004
Bacnotan Consolidated Industries, Inc. 5.50%                 $4,983,800    1,794      0.01
convertible bond June 21, 2004 (acquired 6/8/94,
cost: $4,674,000)(1)
Bank of the Philippine Islands                               20,319,080   58,632      0.25
Bayan Telecommunications Holdings Corp.                         933,940    2,323
(acquired 2/12/98, cost: $2,385,000) (1) (2)
Bayan Telecommunications Holdings Corp.,                         24,335       61
Class A (acquired 2/12/98, cost: $61,000) (1) (2)
Bayan Telecommunications Holdings Corp.,                          7,946       20
Class B (acquired 2/12/98, cost: $20,000) (1) (2)
Bayan Telecommunications Holdings Corp.,                        180,000    8,496      0.05
convertible preferred (acquired 12/22/97,
cost: $9,000,000) (1) (2)
Benpres Holdings Corp. (2)                                   57,120,300    8,668
Benpres Holdings Corp. (GDR) (2)                              6,829,554   19,669      0.12
Fortune Cement Corp. (2)                                     19,950,000      397      0.00
HI Cement Corp. (2)                                          99,155,900    3,256
HI Cement Corp., convertible bond May 27, 2000           PHP33,052,000       822      0.02
International Container Terminal Services, Inc. (2)          19,533,588    1,774
International Container Terminal Services, Inc.             $3,200,000     3,104      0.02
6.00% convertible bond February 19, 2000
(acquired 2/18/93, cost: $3,200,000) (1)
Manila Electric Co.                                             854,848   10,127
Manila Electric Co., Class B                                  2,023,584    5,789      0.07
Metropolitan Bank and Trust Co.                                  23,508      170      0.00
Philippine Airlines, Inc. (2)                                68,631,450               0.00
Philippine Long Distance Telephone Co.                          466,000   11,882
Philippine Long Distance Telephone Co. (ADR)                  1,334,716   34,536
Philippine Long Distance Telephone Co.,                          50,664    2,413      0.21
convertible preferred, Series III (GDR)
San Miguel Corp., Class B                                     2,770,607    3,928      0.02
SM Prime Holdings, Inc.                                     189,324,500   35,793      0.15
Southeast Asia Cement Holdings, Inc. (2)                        686,108        8      0.00
Universal Robina Corp.                                       30,222,000    5,413      0.02
                                                                       -------------------
                                                                         329,598      1.41
                                                                       -------------------


POLAND - 1.61%
Bank Handlowy w Warszawie SA                                  1,457,496   21,633
Bank Handlowy w Warszawie SA (GDR)                              364,351     5,55      0.12
Bank Przemyslowo-Handlowy SA                                    430,895   20,867      0.09
Bank Rozwoju Eksportu SA (3)                                  1,139,937   36,158      0.15
Bank Slaski SA (3)                                              502,779   34,208      0.15
Elektrim SA (2)                                               5,374,325   53,353
Elektrim SA 2.00% convertible bond May 30, 2004           DEM9,067,000     4,664
Elektrim SA 3.75% convertible bond July 2, 2004          EUR45,052,000    38,977      0.41
EXBUD SA (2)                                                         54               0.00
KGHM Polska Miedz SA                                            858,600    5,405
KGHM Polska Miedz SA (GDR)                                    4,401,800   59,864      0.28
Polifarb Cieszyn-Wroclaw                                      1,967,667    3,883      0.02
Polski Koncern Naftowy SA (acquired 3/5/99,                   4,000,000   24,407      0.10
cost: $13,103,000) (1)
Powszechny Bank Kredytowy SA                                    767,925   17,571
Powszechny Bank Kredytowy SA (GDR) (2)                            4,220       97      0.07
Telekomunikacja Polska SA (GDR)                               4,298,100   27,400      0.12
Wielkopolski Bank Kredytowy SA                                3,423,003   23,207      0.10
                                                                       -------------------
                                                                         377,250      1.61
                                                                       -------------------


PORTUGAL - 0.16%
TELECEL-Comunicacoes Pessoais, SA                             2,097,000   36,517      0.16
TVI Televisao Independente, SA, nonvoting preferred (2)              52               0.00
                                                                       -------------------
                                                                          36,517      0.16
                                                                       -------------------


RUSSIAN FEDERATION - 1.69%
AO Mosenergo Power Generation and                             4,015,300   17,667      0.08
Electrification Amalgamation (ADS)
AO Torgovy Dom Gum (Russian Depositary                          924,800      925      0.00
Trust Certificate) (2)
Avalon Oil PLC  (2)(3)                                        5,068,000               0.00
Irkutskenergo (ADR)                                             109,200      395      0.00
Kamaz (2)                                                     4,345,000      413      0.00
Lenenergo (2)                                                28,336,800    3,400      0.02
Lukinter Finance BV 3.50% convertible bond May 6, 2002      $22,796,000   18,693      0.08
LUKoil Holding (ADR)                                          5,466,880  284,278
LUKoil Holding, preferred (ADR)                                  84,300      995      1.21
Moscow City Telephone Network (2)                                60,150    5,714      0.03
New Century Capital Partners, LP (acquired                    5,256,300     2750      0.01
12/7/95, cost: $5,492,000) (1)(2)(4)
Nizhny Novgorod Sviazinform                                     780,000      772
Nizhny Novgorod Sviazinform (ADR)                             1,110,000    1,675      0.01
RAO Gazprom (ADR)                                             1,285,330   10,893
RAO Gazprom (ADR) (acquired 10/21/96, cost:                   2,026,000   17,170      0.12
$32,910,000)(1)
Russian Telecommunications Development Corp.                    380,000
(acquired 12/22/93, cost: $3,800,000) (1) (2)
Russian Telecommunications Development Corp.,                   620,000               0.00
nonvoting (acquired 12/22/93, cost: $6,200,000)(1) (2)
St. Petersburg Telephone Network JSC (2)                     12,913,020    3,487      0.02
Sibir Energy PLC (2)                                             67,031        6      0.00
StoryFirst Communications Inc., Class B                          10,383    3,114      0.01
convertible preferred (acquired 10/14/97,
cost: $14,848,000)(1) (2)
Unified Energy System of Russia                             193,919,700   23,270
Unified Energy System of Russia (GDR)                           124,200    1,056      0.10
                                                                       -------------------
                                                                         396,673      1.69
                                                                       -------------------


SLOVAKIA - 0.02%
VSZ, AS  (2) (3)                                              1,155,249    3,949      0.02
                                                                       -------------------


SOUTH AFRICA - 6.47%
African Oxygen Ltd.                                          14,210,914   30,770      0.13
Bidvest Group Ltd.                                            2,993,195   29,286      0.13
Coronation Holdings Ltd. (3)                                    584,900   13,293
Coronation Holdings Ltd., Class N  (3)                        4,496,820  103,077      0.50
De Beers Consolidated Mines Ltd.                              1,714,000   49,599      0.21
Edgars Consolidated Stores Ltd. (formerly                           239        3      0.00
Edgars Stores Ltd.)
Energy Africa Ltd. (2)                                        4,149,000   10,470      0.05
Gencor Ltd.                                                   8,553,500   37,250      0.16
Hudaco Industries Ltd. (2)                                       17,000       26      0.00
International Pepsi-Cola Bottler Investments                     17,784      728      0.00
(acquired 12/18/95, cost: $1,678,000)(1) (2)
Iscor Ltd. (3)                                               14,953,467   56,722      0.24
JD Group Ltd.                                                 3,081,246   26,586      0.11
M-Cell Ltd.                                                  43,380,400  168,084      0.72
M-Web Holdings Ltd. (2)                                       7,700,800    4,827      0.02
Metro Cash and Carry Ltd. (3)                                92,481,455  105,392      0.45
MIH Holdings Ltd. (2)                                         4,258,600   24,266      0.10
Nasionale Pers Beperk (3)                                    11,334,800  107,028      0.46
Old Mutual PLC (2)                                           56,517,300  154,294      0.66
Rembrandt Group Ltd.                                          4,886,800   46,621      0.20
Sage Group Ltd.                                               3,166,980   12,194      0.05
Sasol Ltd.                                                   24,956,817  210,868      0.90
South Africa Capital Growth Fund, LP, Class A                     2,180    1,428
(acquired 8/25/95, cost: $1,399,000)(1)(4)
South Africa Capital Growth Fund, LP, Class D                    13,650    8,943      0.04
(acquired 8/25/95, cost: $8,554,000)(1)(4)
South African Breweries PLC                                  27,668,485  281,977      1.21
South African Private Equity Fund III,                           30,333   30,333      0.13
(acquired 9/23/98, cost: $30,333,000)(1)(2)(4)
                                                                       -------------------
                                                                       1,514,065      6.47
                                                                       -------------------
SOUTH KOREA - 10.85%
Anam Semiconductor, Inc. (formerly Anam                       1,783,441   13,073      0.06
Industrial Co. Ltd.) (2)
Hansol Paper Co., Ltd.                                        1,156,377   10,443      0.04
Hyundai Electronics Industries Co., Ltd. (2)                  4,812,781  102,192      0.44
Hyundai Industrial Development & Construction Co. Ltd.        2,452,274   18,149      0.08
Hyundai Motor Co. (2)                                         4,338,764   68,809
Hyundai Motor Co. (GDR)                                       6,953,746   75,275
Hyundai Motor Co., nonvoting preferred (GDR)                  1,228,684    5,468      0.64
Keumkang Ltd. (2) (3)                                           373,200   17,263      0.07
Korea Telecom Corp.                                             109,150   17,214
Korea Telecom Corp. (ADR)                                     1,887,500  141,091      0.68
Korea Zinc Co. Ltd. (3)                                       1,177,012   29,814      0.13
LG Electronics Inc.                                           1,132,020   46,877
LG Electronics Inc., nonvoting preferred (GDR)                  216,150    2,232      0.21
Mirae Corp.                                                     132,429    1,030      0.00
Pohang Iron & Steel Co., Ltd. (2)                             1,818,795  210,323
Pohang Iron & Steel Co., Ltd. (ADR)                           2,766,650   96,833      1.31
Samsung Co., Ltd. (2)                                         2,880,570   43,145      0.18
Samsung Display Devices (3)                                   2,459,136  102,265
Samsung Display Devices (GDR)  (3)                            2,318,740    24,05      0.54
Samsung Electro-Mechanics Co. (2)                             2,561,840  170,413      0.73
Samsung Electronics Co., Ltd.                                 3,066,170  718,591
Samsung Electronics Co., Ltd. (GDS)                           2,659,637  325,140
Samsung Electronics Co., Ltd., nonvoting preferred              100,923   15,739
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)        264,441   20,891      4.61
Samsung Fire & Marine Insurance                                 348,500   11,115      0.05
Seoul Asia Index Trust (International Depositary                     80      258      0.00
Receipts)
Shinhan Bank                                                  2,524,900   27,362
Shinhan Bank (GDR)                                            2,476,980   46,938      0.32
Shinsung ENG (2) (3)                                          1,538,270    9,623      0.04
SK Telecom Co., Ltd.                                             16,126   57,826
SK Telecom Co., Ltd. (ADR)                                    1,413,871   54,257      0.48
Trigem Computer Inc.                                            510,012   56,618      0.24
                                                                       -------------------
                                                                       2,540,324     10.85
                                                                       -------------------


SRI LANKA - 0.02%
Asian Hotels Corp. Ltd. (2)                                   7,335,000      695      0.00
Development Finance Corp. of Ceylon (3)                       1,795,861    3,125      0.01
National Development Bank of Sri Lanka                        1,330,600     2,14      0.01
                                                                       -------------------
                                                                           5,967      0.02
                                                                       -------------------


TAIWAN - 9.15%
Acer Peripherals Inc.                                         6,580,851   27,263      0.12
Advanced Semiconductor Engineering, Inc. (2)                 56,730,855  202,481
Advanced Semiconductor Engineering, Inc. (GDR) (2)            5,451,683  106,716      1.32
ASE Test Ltd. (2)                                             3,834,500   93,466      0.40
Asia Cement Corp.                                             9,216,533    8,106      0.03
Asia Corporate Partners Fund, Class B                            40,000   20,495      0.09
(acquired 3/12/96, cost: $19,919,000)(1)(2)(4)
Asustek Computer Inc.                                        24,654,120  260,055
Asustek Computer Inc. (GDR)                                   1,670,683   23,264      1.21
Cathay Construction Co. Ltd.                                  5,673,001    1,889      0.01
China Steel Corp.                                            39,642,000   29,308
China Steel Corp. (ADR) (acquired 7/30/99,                        6,392       96
cost: $94,000)(1)
China Steel Corp. (GDS)                                       2,641,140   39,551      0.29
CMC Magnetics Corp. (2)                                      35,602,400  161,674      0.69
Compal Electronics, Inc.                                      4,786,904   16,094      0.07
Far Eastern Textile Ltd. (GDR) (2)                              908,300   21,935      0.09
Primax Electronics Ltd.                                      10,585,628   12,144      0.05
Ritek Corp. (2)                                               1,591,000    9,633
Ritek Corp. (GDR) (2)                                         2,136,500    24,73      0.15
Seres Capital (Cayman Islands) (acquired 3/12/96,                     2       33
cost: $12,000) (1) (2)
Seres Capital (Cayman Islands), nonvoting                             8      165      0.00
(acquired 3/12/96, cost: $63,000) (1) (2)
Siliconware Precision Industries Co., Ltd. (GDR) (2)              3,690       53      0.00
Taiwan Semiconductor Manufacturing Co. Ltd. (2)             186,050,291  990,134
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)               346,829   15,607      4.29
United Microelectronics Corp., Ltd. (2)                      20,015,000   71,437      0.31
Wus Printed Circuit Co., Ltd.                                 4,039,287    5,960      0.03
                                                                       -------------------
                                                                       2,142,289      9.15
                                                                       -------------------


THAILAND - 0.55%
Charoen Pokphand Feedmill PCL                                   166,089      488      0.00
Dusit Thani PCL (2)                                           1,083,366      954      0.00
Electricity Generating Authority of Thailand                 11,561,947   14,426      0.06
Phatra Insurance PCL                                             42,700       76      0.00
Post Publishing PCL (3)                                       2,525,000    1,988      0.01
PTT Exploration and Production PCL (2)                        5,538,800   34,294      0.15
Serm Suk PCL                                                    210,166      954
Serm Suk PCL, local registered                                   64,960      236      0.00
Siam City Cement PCL (2)                                      7,661,224   41,302      0.18
Siam Commercial Bank PCL, warrants, expire                      277,366
June 22, 2004 (2)
Siam Commercial Bank PCL, warrants, expire                    3,857,400    1,802
May 10, 2002 (2)
Siam Commercial Bank PCL 5.25% convertible                   26,315,800   32,306      0.15
preferred May, 2009 (2)
Wattachak PCL 3.50% convertible bond December 6, 2003        $6,400,000               0.00
                                                                       -------------------
                                                                         128,826      0.55
                                                                       -------------------


TURKEY - 9.82%
Adana Cimento Sanayii TAS, Class A                          547,652,410   19,700
Adana Cimento Sanayii TAS, Class C                          187,277,300      915      0.09
Akbank Turk AS                                            5,205,415,800  153,637      0.66
Aktas Elektrik Ticaret AS                                    48,848,718    8,290      0.03
Ege Biracilik ve Malt Sanayii AS   (3)                      952,082,614   72,886      0.31
Erciyas Biracilik ve Malt Sanayii AS  (2) (3)               825,686,600   39,601      0.17
Eregli Demir ve Celik Fabrikalari TAS  (2) (3)            3,240,854,600  134,513      0.57
Koc Holding AS                                              721,534,546  133,100      0.57
Migros Turk TAS (3)                                         213,535,011  137,866      0.59
Nergis Holding AS (2)                                       204,377,870      668      0.00
Netas, Northern Electric Telekomunikasyon AS                187,361,200   24,885      0.11
Petrol Ofisi AS                                             731,546,810  172,057      0.73
Trakya Cam Sanayii AS                                     2,529,055,046   32,191      0.14
Turk Dis Ticaret Bankasi AS (2)                             166,289,965    1,258      0.00
Turkiye Garanti Bankasi AS (2)                           12,343,952,860  186,719      0.80
Turkiye Is Bankasi, AS Class C                           13,111,754,687  628,861
Turkiye Is Bankasi, AS Class C (GDR) (2)                        611,500    2,446      2.70
Turkiye Sise ve Cam Fabrikalari AS  (3)                   2,793,365,155   74,716      0.32
Yapi ve Kredi Bankasi AS (3)                             15,292,213,229  472,504      2.02
Yapi ve Kredi Koray AS, Class B  (2)                        302,600,000    2,735      0.01
                                                                       -------------------
                                                                       2,299,548      9.82
                                                                       -------------------


UKRAINE - 0.00%
JKX Oil & Gas PLC (2) (3)                                     7,088,095    1,031      0.00
                                                                       -------------------


VENEZUELA - 0.38%
Compania Anonima Nacional Telefonos de                        3,614,900   89,017      0.38
Venezuela (CANTV), Class D (ADR)  (3)

                                                                       -------------------


VIETNAM - 0.01%
Vietnam Frontier Fund (acquired 7/21/94,                        222,610      723      0.00
cost: $2,293,000) (1) (2)
Vietnam Investment Fund, ordinary, units                              6
(acquired 8/4/94, cost: less than $1,000) (1) (2)
Vietnam Investment Fund, preferred, units                            30    1,624      0.01
(acquired 8/4/94, cost: $3,206,000) (1)(2) (4)
                                                                       -------------------
                                                                           2,347      0.01
                                                                       -------------------


MULTINATIONAL - 2.74%
Aminex PLC (acquired 8/1/97, cost: $3,856,000) (1)(2)         3,250,000    1,470      0.01
Armada Gold Corp. (2)                                         3,264,000
Armada Gold Corp. 10.00% convertible bond July 8, 2004      CAD800,000                0.00
Asia Pacific Resources International Holdings                 3,024,800    4,581      0.02
 Ltd. (2) (3)
Billiton PLC                                                 36,556,100  216,608
Billiton PLC (ADR)                                              228,600    1,314      0.93
Black Swan Gold Mines Ltd. (2)                                2,275,000      315      0.00
Capital International Global Emerging Markets                    56,000   61,304      0.26
 Private Equity Fund,  (acquired 6/30/99,
 cost: $54,703,000) (1)(4)
Cie. Financiere pour l'Europe Centrale SA (GDR) (2)              69,800      902      0.00
Coca-Cola Beverages PLC (2)                                  38,265,680   72,941      0.31
DiamondWorks Ltd. (2)                                         3,966,000       96      0.00
Genting International PLC (2)                                       300               0.00
Glencar Mining PLC (2)                                          519,735      243      0.00
Goldbelt Resources Ltd. (2)                                     766,372               0.00
Kimberley Resources Ltd. (2)                                    426,221       92      0.00
MIH Ltd. (2) (3)                                              1,223,240   72,171      0.31
New Asia East Investment Fund Ltd.,                             293,600     3143
Class A (acquired 5/23/96, cost: $2,841,000) (1)(4)
New Asia East Investment Fund Ltd., Class B                   4,006,400   42,897      0.20
(acquired 5/23/96, cost: $38,762,000) (1)(2) (4)
New Europe East Investment Fund Ltd.,                               436   37,746      0.16
Class B (acquired 6/4/93, cost: $33,160,000) (1)
Panamerican Beverages, Inc., Class A                          6,097,200  125,374      0.54
                                                                       -------------------
                                                                         641,197      2.74
                                                                       -------------------


MISCELLANEOUS - 2.35%
Equity securities in initial period of acquisition                        551,10      2.35
                                                                       -------------------
                                                                         551,105      2.35
                                                                       -------------------

TOTAL EQUITY SECURITIES (cost:$14,269,477,599)                         22,575,65     96.40
                                                                       -------------------




                                                             Principal   Market   Percent
                                                                Amount    Value    of Net
BONDS AND NOTES                                                   (000)    (000)   Assets
--------------------------------------------                  -------- --------  --------

ARGENTINA - 0.27%
 Republic of Argentina:
  8.75%  July 10, 2002                                        ARS4,200     3,766
  11.375%  January 30, 2017                                     $20,095   20,045
  11.75%  April 7, 2009                                           5,130    5,117
  11.75%  February 12, 2007 (1)                                  12,020   10,880
  Series E, 0% October 15, 2003  (5)                          ARS2,350     1,575
  Series L, 6.188% Eurobonds March 31, 2005 (6)                 $11,088   10,035       .22
 Bonos del Tesoro 8.75% May 9, 2002                               3,250    3,065       .01
 CEI Citicorp Holdings SA, Series B 11.25%                   ARS10,575     8,647       .04
February 14, 2007 (1)
                                                                       -------------------
                                                                          63,130       .27
                                                                       -------------------


BRAZIL - 0.43%
 Federal Republic of Brazil:
  11.625% April 15, 2004                                           $180      180       .00
  Capitalization Bond PIK 8.00% April 15, 2014                  121,657   91,395      0.39
  MYDFA Trust, 6.8125% September 15, 2007                         2,747    2,208       .01
(acquired 10/2/96, cost: $12,381,000) (1) (6)
 Brazil Global Bond 10.125% May 15, 2027                          2,463    2,124       .01
 Globo Comunicacoes e Partcipacoes Ltd.                           3,835    3,269
10.625% December 5, 2008
 Globo Comunicacoes e Partcipacoes Ltd.                           1,000      853       .02
10.625% December 5, 2008 (acquired 6/18/99,
cost:  $722,000)
 McCaw International, Ltd. (owned by NEXTEL                         170      117       .00
Communications, Inc.) 0%/13.00% April 15, 2007
 RBS Participacoes SA 11.00% April 1, 2007                          250      212       .00
(acquired 7/30/99, cost: $168,000) (1)
                                                                       -------------------
                                                                         100,358       .43
                                                                       -------------------


BULGARIA - 0.02%
 Republic of Bulgaria Front Loaded Interest                      $5,195    3,759       .02
Reduction Bond, Series A, 2.50% July 28, 2012 (6)
                                                                       -------------------


REPUBLIC OF CROATIA - 0.00%
 Croatian Government:
  Series A, 6.45625% July 31, 2010 (6)                              500      446
  Series B, 6.45625% July 31, 2006  (6)                             303      280       .00
                                                                       -------------------
                                                                             726       .00
                                                                       -------------------


INDIA - 0.00%
 Flex Industries Ltd. 13.50% December 31, 2004               INR29,929        -        .00
                                                                       -------------------


INDONESIA - 0.08%
 APP International Finance 11.75% October 1, 2005                  $700      590       .00
 Indah Kiat International Finance:
  10.00% July 1, 2007                                             9,135    6,805
  11.875% June 15, 2002                                           4,250    3,761       .05
 International Finance Co. 10.00% June 1, 2007                    1,725      884       .00
 Pindo Deli Finance Mauritius Ltd.:
  10.25% October 1, 2002                                          2,035    1,613
  10.75% October 1, 2007                                          7,275    5,292       .03
                                                                       -------------------
                                                                          18,945       .08
                                                                       -------------------


MEXICO - 0.20%
 Banco Nacional de Comercio Exterior, S.N.C.                        850      795       .00
7.25% February 2, 2004
 Grupo Televisa, SA 0%/13.25% May 15, 2008                          650      591       .00
 Innova, S de RL 12.875% Senior Notes due April 1, 2007           1,000      892       .01
 United Mexican States Government Bonds:
  9.875% January 15, 2007                                        10,600   10,998
  11.375% September 15, 2016                                      8,070    9,152
  11.50% May 15, 2026                                            19,490   23,193       .19
                                                                       -------------------
                                                                          45,621       .20
                                                                       -------------------


PANAMA - 0.05%
 Republic of Panama:
  8.875% September 30, 2027                                       5,615    4,731       .02
  Interest Reduction Bonds 3.75% July 17, 2014                    2,504    1,966       .01
(acquired 11/8/95, cost: $1,227,000) (1) (6)
  Past Due Interest Bonds:
   6.50% July 17, 2016 (6)                                        4,931    3,902
   6.50% July 17, 2016 (acquired 6/21/96,                           811      641       .02
cost: $573,000 (1)(6)

                                                                       -------------------
                                                                          11,240       .05
                                                                       -------------------


POLAND - 0.01%
 Netia Holdings BV 0%/11.25% November 1, 2007                       875      562       .00
 Poland Government Bond 10.00% June 12, 2004                 PLN10,000     2,244       .01
 PTC International Finance BV 0%/10.75% July 1, 2007               $400      269       .00
                                                                       -------------------
                                                                           3,075       .01
                                                                       -------------------


RUSSIAN FEDERATION - 0.04%
 Russia 12.75% June 24, 2028 (acquired 6/18/98,                    $910      635       .00
cost: $896,000) (1)
 Russia 6.90625% December 15, 2015 (acquired                        182       33       .00
12/5/97, cost: less than $27,000)  (1)(6)
 Russia Principal Loan 6.90625% December 15, 2020 (6)            48,114    7,939       .04
                                                                       -------------------
                                                                           8,607      0.04
                                                                       -------------------


THAILAND - 0.00%
 Advance Agro PCL 13.00% November 15, 2007 (6)                    1,435      926       .00
                                                                       -------------------


TURKEY - 0.02%
 Cellco Finance NV:
  15.00% August 1, 2005                                           2,050    2,234
  Turkcell 12.75% August 1, 2005 (acquired                          750      779       .01
12/17/99, cost:  $750,000) (1)
 Republic of Turkey 12.00% December 15, 2018                        900      961       .01
                                                                       -------------------
                                                                           3,974       .02
                                                                       -------------------


VENEZUELA - 0.13%
 Republic of Venezuela:
  Debt Conversion Bonds:
   7.00% December 18, 2007  (6)                                  16,381   12,941
   9.25% September 15, 2027                                      23,660   15,793       .12
  Front Loaded Interest Reduction Bonds:
   Series A Eurobond 6.875% March 31, 2007  (6)                   2,500    1,963
   Series B Eurobond 6.875% March 31, 2007  (6)                     893      701       .01
                                                                       -------------------
                                                                          31,398       .13
                                                                       -------------------
TOTAL BONDS AND NOTES (cost:$ 256,565,755)                               291,759      1.25



                                                             Principal   Market   Percent
                                                                Amount    Value    of Net
SHORT-TERM SECURITIES                                             (000)    (000)   Assets
--------------------------------------------                  -------- --------  --------

CORPORATE SHORT-TERM NOTES - 1.64%
 Arco British Ltd. 5.98%-6.02% due 1/14-1/18/00                  31,100   31,017       .13
 Barclays Bank PLC 6.00% due 3/14/00                             25,000   24,996       .11
 CIT Group Inc. (The) 4.75% due 1/3/00                           13,200   13,195       .06
 GE Financial Assurance Holdings Inc. 5.93%                      40,000   39,722       .17
due 2/7-2/14/00
 Halifax PLC 6.13% due 1/10/00                                   30,000   29,951       .13
 John Hancock Capital Corp. 6.32% due 1/5/00                     15,000   14,987       .06
 Reed Elsevier Inc. 6.01% due 1/21/00                             5,000    4,983       .02
 Spintab (Swedmortgage) AB 5.99% due 1/24/00                     15,000   14,942       .06
 UBS Finance (DE) Inc. 3.50%-4.25% due 1/3/00                   189,900  189,837       .81
 Westpac Trust Securities NZ Ltd. 6.00% due 1/19/00              20,000   19,937       .09
                                                                       -------------------
                                                                         383,567      1.64
                                                                       -------------------


FEDERAL AGENCY DISCOUNT NOTES - 0.19%
 Federal Home Loan Bank Discount Corp.                           45,000   44,514       .19
 5.78% due 3/10/00
                                                                       -------------------

NON-U.S. CORPORATE OBLIGATIONS - 0.00%
 Indah Kiat International Finance 8.875% due 11/1/00                475      444       .00
                                                                       -------------------


NON-U.S. GOVERNMENT SHORT-TERM OBLIGATIONS - 0.22%
 Polish Government Bonds, Series PLN,                         PLN6,100     1,464       .01
 14.00% due 2/12/00
 Turkish Government Treasury Bills due                   TRL33,757,000    50,953       .21
 4/19-8/23/00 (5)
                                                                       -------------------
                                                                          52,417       .22
                                                                       -------------------


NON-U.S. CURRENCY - 0.76%
 Taiwanese Dollar                                        TWD 5,602,459   178,536       .76
                                                                       -------------------


TOTAL SHORT-TERM SECURITIES (cost: $668,341,838)                         659,478      2.81
                                                                       -------------------

TOTAL INVESTMENT SECURITIES (cost; $15,164,844)                        23,526,88    100.46

Net unrealized appreciation on foreign                                     3,752      0.01
currency contracts (7)
Excess of payables over cash and receivables                           (110,964)    (0.47)
(excludes open foreign currency contracts)
NET ASSETS                                                             $23,419,6    100.00


1. Purchased in a private placement transaction:
   resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 1999, the total market value and cost of such securities was $355,409,000 and $389,035,000, respectively, and the market value represented 1.52% of net assets.
   Such securities, excluding certain convertible bonds and American Depositary Receipts, are valued at fair value.
2. Non-income-producing securities.
3. The fund owns 5.00% or more of the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
4. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
5. Represents a zero coupon bond that will convert to a coupon-bearing security at a later date.
6. Coupon rate may change periodically.
7. At December 31, 1999, the net receivable consists of the following:

                                                              Contract
                                                                Amount


                                                              Non-U.S.     U.S.
                                                                 (000)    (000)

Sales:

European Monetary Union expiring 2/11/-10/19/00                EUR 486      $535

South African Rands expiring 3/31/00                      ZAR1,400,931  228,603


Foreign currency contracts - net


                                                                  U.S. Valuation
                                                                    at  12/31/1999

                                                                                Unrealized
                                                                  U.S.   Amount Appreciation
                                                                 (000)    (000)     (000)

Sales:

European Monetary Union expiring 2/11/-10/19/00                   $491 $689,625        $44

South African Rands expiring 3/31/00                             224,89   244,09    3,708


Foreign currency contracts - net                                                    3,752



Symbols:

Securities:
ADR - American Depositary Receipts
ADS - American Depositary Shares
GDR- Global Depositary Receipts
GDS-  Global Depositary Shares

Non - US Currency
ARS - Argentine Peso
CAD - Canadian Dollar
DEM - German Deutsche Mark
EUR - Euro Dollar
INR - Indian Rupee
MXN - Mexican Peso
PHP - Philippine Peso
PLN - Polish Zloty
TRL - Turkish Lira
TWD - Taiwanese Dollar
ZAR - South African Rand

See Notes to Financial Statements


Emerging Markets Growth Fund
Financial Statements

Statement of Assets and Liabilities                                    (Unaudited)
at December 31, 1999                         (dollars in thousands
                                             except per share data)
Assets:
 Investment securities at market
  (cost: $15,164,843)                                                  $23,526,887
 Cash                                                                        1,376
 Receivables for--
  Sales of investments                                       $2,457
  Sales of fund's shares                                     17,063
  Dividends and accrued interest                             47,543
  Open forward currency contracts                             3,752         70,815
                                                  --------------B41 --------------
                                                                        23,599,078
                                                                    --------------
Liabilities:
 Non-U.S. taxes payable                                                     88,593
 Payables for--
  Purchases of investments                                       89
  Unfunded capital commitments                               75,137
  Management services                                        11,047
  Accrued expenses                                            4,537         90,810
                                                     -------------- --------------
                                                                           179,403
                                                                    --------------
Net Assets at December 31, 1999 --
 Equivalent to $71.04 per share on
 329,650,827 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock -- 400,000,000 shares)                                  $23,419,675
                                                                    ==============

Statement of Operations                                 (Unaudited)
for the Six Months Ended December 31, 1999                 (dollars
                                                      in thousands)
Investment Income:
 Income:
  Dividends                                                $119,616
  Interest                                                   73,732       $193,348
                                                     --------------
 Expenses:
  Management services fee                                    57,117
  Custodian fee                                              10,085
  Registration statement and prospectus                           6
  Auditing and legal fees                                       329
  Reports to shareholders                                        21
  Taxes other than federal income tax                             1
  Directors' fees                                               113
  Other expenses                                                551         68,223
                                                     -------------- --------------
 Net investment income                                                     125,125
                                                                    --------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Realized gain                                                             157,364
 Net unrealized appreciation on investment
  securities                                              5,147,721
 Net change in unrealized appreciation
  on open forward currency contracts                         23,435
                                                     --------------
  Net unrealized appreciation                             5,171,156
  Non-U.S. taxes                                            (79,479)
                                                     --------------
   Net unrealized appreciation on
    investments                                                          5,091,677
                                                                    --------------
 Realized gain and net unrealized
  appreciation on investments                                            5,249,041
                                                                    --------------
Net Increase in Net Assets Resulting
 from Operations                                                        $5,374,166
                                                                    ==============

Statement of Changes in Net Assets
                                             (dollars in  thousands)


                                                        (Unaudited)
                                                   Six Months Ended     Year Ended
                                                      December 31,       June 30,
                                                               1999           1999
                                                     -------------- ---------------
Operations:
 Net investment income                                     $125,125       $411,622
 Net realized gain(loss) on investments                     157,364     (1,036,552)
 Net unrealized appreciation on investments               5,091,677      3,934,960
                                                     -------------- ---------------
  Net increase in net assets
   resulting from operations                              5,374,166      3,310,030
                                                     -------------- ---------------
Dividends Paid to Shareholders:
 Dividends from net
  investment income                                        (318,059)             -
                                                     -------------- ---------------
Capital Share Transactions:
 Proceeds from shares sold:
  14,134,787 and 58,327,982 shares, respectiv               809,266      2,473,079
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends: 4,595,841 shares                        288,159              -
 Cost of shares repurchased:  15,902,283 shar              (881,281)             -
                                                    --------------- ---------------
  Net increase in net assets
   resulting from capital share
   transactions                                             216,144      2,473,079
                                                     -------------- ---------------
Total Increase in Net Assets                              5,272,251      5,783,109

Net Assets:
Beginning of period                                      18,147,424     12,364,315
                                                     -------------- ---------------
 End of period (including excess net investment
  income over net distributions: ($37,992) and
  $154,942, respectively)                               $23,419,675    $18,147,424
                                                    =============== ===============



See Notes to Financial Statements

Emerging Markets Growth Fund, Inc.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

    Organization - Emerging Markets Growth Fund, Inc. (the "fund") was registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. On July 1, 1999, the fund converted to an open-ended interval fund. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

    Significant Accounting Policies - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Security Valuation - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

    Non-U.S. Currency Translation - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

    Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets in an amount sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized daily over the expected life of the security.

    Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

    Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

    Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

    Options - The fund may purchase options in order to manage its exposure to local markets. The primary risks associated with the use of options are the imperfect correlation between the change in market value of securities and the value of options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contracts.

2.  Non-U.S. Investment Risk

    Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

    Non-U.S. Taxation - Dividend income, interest income and realized gain of the fund derived in certain countries may be subject to certain non-U.S. taxes at rates ranging from approximately 10% to 35%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

3.  Federal Income Taxation

    The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

    As of December 31, 1999, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $8,218,204,000 on unrealized appreciation of securities, net of accumulated deferred taxes totaling $88,700,000, of which $9,253,325,000 related to appreciated securities and $1,035,121,000 related to depreciated securities. During the six-month period ended December 31, 1999, the fund realized, on a tax basis, a net capital loss of $634,000,000 relating to losses deferred from the prior year. As of December 31, 1999, the fund has available a net capital loss carryforward totaling $1,189,675,000, which may be used to offset capital gains realized during subsequent years through 2008 ($556,055,000 through 2007 and $633,620,000 through 2008) and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. For the six-month period ended December 31, 1999, the fund recognized, for federal income tax purposes, net gains related to non-U.S. currency transactions of $32,078,000. Such amounts were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $15,219,983,000 at December 31, 1999.

4.  Fees and Transactions with Related Parties

    Investment Advisory Fee - The fee of $57,117,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The Capital Group Companies, Inc.

    Deferred Directors' Fees - Directors who are unaffiliated with CII may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1999, aggregate amounts deferred and earnings thereon were $177,000. These amounts are included with accrued expenses.

5.  Investment Transactions and Other Disclosures

    As of December 31, 1999, accumulated undistributed net realized loss on investments was $1,259,018,000 and additional paid-in capital was $16,465,000,000.

    The fund made purchases and sales of investment securities, excluding certain short-term securities, of $3,619,063,000 and $3,629,609,000, respectively, during the six-month period ended December 31, 1999.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $10,085,000 includes $72,000 that was paid by these credits rather than in cash.

    Dividend and interest income is recorded net of non-U.S. taxes paid. For the six-month period ended December 31, 1999, such non-U.S. taxes were $13,754,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $8,841,000 for the six-month period ended December 31, 1999.

Per-Share Data and Ratios
                                   Six Months(1)       Year Ended June 30
                                        Ended -------- ------------------------------------
                                     12/31/99     1999      1998     1997     1996   1995


Net Asset Value, Beginning of
 Period                                $55.53   $46.05    $70.87   $57.57   $52.36 $58.75
                                     -------- --------  -------- -------- -------- --------
 Income from Investment
  Operations:
  Net investment income                   .39     1.48      1.56     1.61     1.30    .87
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                16.10     8.03    (20.69)   14.51     6.49   (.79)
  Non-U.S. taxes                           --     (.03)     0.05     (.01)    (.01)  (.03)
                                     -------- --------  -------- -------- -------- --------
   Total income (loss) from
    investment operations               16.49     9.48    (19.08)   16.11     7.78    .05
                                     -------- --------  -------- -------- -------- --------
 Less Distributions:
  Dividends from net
   investment income                     (.98)      --     (2.36)   (1.79)   (1.30)  (.63)
  Distributions from net
   realized gains                          --       --     (3.38)   (1.02)   (1.27) (5.81)
                                     -------- --------  -------- -------- -------- --------
   Total distributions                   (.98)      --     (5.74)   (2.81)   (2.57) (6.44)
                                     -------- --------  -------- -------- -------- --------
Net Asset Value, End of Period         $71.04   $55.53    $46.05   $70.87   $57.57 $52.36
                                      =======  =======   =======  =======  ======= =======
Total Return                            29.93%   20.59%  (27.56)%  29.17%   15.49% (1.22)%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                       $23,420  $18,147   $12,364  $13,584   $8,451 $5,572
 Ratio of expenses to average
  net assets                         0.36%(2)      .73%      .76%     .78%   .84%     .91%
 Ratio of expenses and non-U.S.
  taxes to average net assets        0.36%(2)      .73%      .80%     .78%   .85%     .94%
 Ratio of net income to average
  net assets                         0.66%(2)     3.03%     2.58%    2.74%   2.54%   1.70%
 Portfolio turnover rate            19.47%(2)    33.71%    23.41%   23.75%  17.78%  23.75%


(1) Unaudited
(2) Based on operations for the
period shown and, accordingly,
not representative of a full
year's operations.


BOARD OF DIRECTORS

R. MICHAEL BARTH, The Hague, The Netherlands
Chief Executive Officer, F.M.O.,
The Netherlands Development Finance Company

COLLETTE D. CHILTON, Murray Hill, New Jersey
Chief Investment Officer,
Lucent Technologies, Inc.

NANCY ENGLANDER, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

DAVID I. FISHER, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

KHALIL FOULATHI, Abu Dhabi, United Arab Emirates
Executive Director, Abu Dhabi Investment Authority

BEVERLY L. HAMILTON, Los Angeles, California
President, ARCO Investment Management Company

RAYMOND KANNER, Stamford, Connecticut
Director, Global Equity Investments,
IBM Retirement Funds

MARINUS W. KEIJZER, Zeist, The Netherlands
Director, Investment Strategy, Pensioenfonds PGGM

HUGH G. LYNCH, New York, New York
Managing Director, International Investments,
General Motors Investment Management Corporation

HELMUT MADER, Kronberg, Germany
Former Director, Deutsche Bank AG

WILLIAM ROBINSON, New South Wales, Australia
Director, Deutsche Fund Management Limited

AJE K. SAIGAL, Singapore
Director, Global Equities,
Government of Singapore Investment Corp. plc

PATRICIA A. SMALL, Oakland, California
Treasurer, The Regents of the University of California

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Group International, Inc.

SHAW B. WAGENER, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.

OTHER OFFICERS

ROBERTA A. CONROY, Los Angeles, California
Senior Vice President and Secretary of the fund
Assistant General Counsel,
The Capital Group Companies, Inc.

HARTMUT GIESECKE, Singapore
Senior Vice President of the fund
Chairman of the Board and Director,
Capital International K.K.;
Senior Vice President and Director,
Capital International, Inc.

VICTOR D. KOHN, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

NANCY J. KYLE, New York, New York
Senior Vice President of the fund
Senior Vice President and Director,
Capital Guardian Trust Company

MICHAEL A. FELIX, Brea, California
Vice President and Treasurer of the fund
Senior Vice President, Capital International, Inc.

PETER C. KELLY, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

ROBERT H. NEITHART, Los Angeles, California
Vice President of the fund
Executive Vice President and Research Director of Emerging Markets, and Director,
Capital International Research, Inc.

ABBE G. SHAPIRO, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

LISA B. THOMPSON, New York, New York
Vice President of the fund
Vice President and Research Director
of Emerging Markets, and Director,
Capital International Research, Inc.

VALERIE Y. LEWIS, Los Angeles, California
Assistant Secretary of the fund
Fund Compliance Specialist,
The Capital Group Companies, Inc.

JEANNE M. NAKAGAMA, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.

LEE K. YAMAUCHI, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL INTERNATIONAL, INC.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  TAG/CG/4519
(c) 2000 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-013-0200(NLS)